UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2026

Ellington Credit Company
(Exact name of registrant specified in its charter)

Delaware	811-24071	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, no par value	EARN	The New York Stock Exchange
8.50% Notes due 2031	ELLA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01    Other Events.
On October 9, 2026, the Board of Trustees of Ellington Credit Company (the “Fund”) authorized a program under which the Fund may repurchase up to $20 million of the Fund’s outstanding common shares of beneficial interest, no par value (the "common shares") in the open market from time to time (the “Common Share Repurchase Program”). The Common Share Repurchase Program will remain in effect until October 9, 2027, unless otherwise extended or earlier terminated.
The midpoint of the range of the Fund’s estimated net asset value per common share disclosed in the Fund's materials filed on Form 497AD on October 16, 2026 was $4.04 as of September 30, 2026.
The timing, manner, price and amount of any repurchases will be determined by the Fund, in its discretion, based on its evaluation of economic and market conditions, the Fund’s share price, net asset value per share, applicable legal, contractual and regulatory requirements and other factors. The Common Share Repurchase Program does not obligate the Fund to repurchase any common shares, and the Fund cannot assure shareholders that any common shares will be repurchased under the Common Share Repurchase Program. The Common Share Repurchase Program may be suspended, extended, modified or discontinued at any time.
In accordance with General Instruction B.2 of Form 8-K, the information included in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Fund under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON CREDIT COMPANY

Dated:	October 16, 2026	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer